FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Dynamic Credit Collateral Analysis
Deal Name Here FBRSI 2005-4
***Use only the collateral supporting the tranche we are buying***
***Column D uses total collateral supporting tranche as a denominator, all other rows use ROW TOTALS as a denominator***
I. FICO and LTV

			Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											% With
FICO Low	FICO High	LTV	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Seconds
500	524	> 65%	2.58%	$205,285.45	513	43.20	78.72	8.2600	71.36	14.61	99.56	0.44	2.26	60.13	0.00	0.00	21.77	0.00	0.00
525	574	> 65%	7.86%	$215,613.36	553	43.05	80.73	7.7730	83.17	9.40	97.02	2.98	2.18	55.77	0.57	0.00	31.42	17.08	1.02
575	599	> 65%	9.18%	$211,959.38	588	42.76	82.32	7.1640	77.79	13.37	95.46	2.94	2.59	66.63	1.06	0.00	29.80	38.59	30.69
600	619	> 70%	9.53%	$205,787.69	610	42.99	84.88	7.1560	76.39	13.18	97.20	1.88	3.80	58.09	0.50	0.00	22.19	48.47	35.80
620	639	> 70%	14.50%	$176,783.79	629	43.46	83.37	7.2700	77.34	10.53	95.55	3.55	2.98	37.69	0.52	0.00	14.78	57.52	54.54
640	659	> 70%	14.00%	$176,846.90	649	43.48	83.62	7.2570	71.75	13.41	95.37	3.97	5.26	28.71	0.06	0.00	10.30	54.35	60.76
660	679	> 80%	3.24%	$120,881.37	670	43.17	92.76	8.1580	75.80	11.72	87.26	10.58	4.39	27.93	2.13	0.00	42.26	36.26	0.00
680	699	> 80%	2.68%	$121,681.13	688	43.14	92.75	7.9410	69.79	11.37	85.69	12.09	8.06	34.83	0.00	0.00	42.20	36.69	2.05
700	724	> 80%	2.51%	$123,152.57	711	42.92	93.92	7.9710	73.29	6.71	88.08	11.55	8.73	24.04	0.00	0.00	27.50	42.82	0.00
725	749	> 80%	1.26%	$120,917.28	735	42.67	93.65	7.9960	80.09	4.18	88.95	7.83	5.94	13.79	0.00	0.00	29.79	38.33	0.00
750	max	> 90%	0.44%	$61,020.85	765	43.36	99.97	9.3960	66.30	12.63	100.00	0.00	3.79	3.36	0.00	0.00	3.36	0.00	0.00
II. LTV and DTI

			Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											% With
LTV Low	LTV High	DTI	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Seconds
70.00%	79.99%	> 50%	1.21%	$245,113.76	596	53.02	75.64	6.8420	88.71	6.01	95.27	1.37	0.00	100.00	0.00	0.00	0.00	34.03	0.00
80.00%	84.99%	> 50%	1.70%	$241,238.11	621	52.05	80.98	6.7870	79.38	8.11	94.26	5.74	6.48	82.50	2.67	0.00	15.28	57.89	20.60
85.00%	89.99%	> 50%	0.72%	$277,030.90	586	53.37	85.30	6.9740	81.67	10.50	100.00	0.00	5.01	90.71	0.00	0.00	71.29	34.74	0.00
90.00%	94.99%	> 50%	0.23%	$258,721.24	648	51.58	90.00	6.9480	100.00	0.00	88.62	11.38	0.00	66.67	0.00	0.00	77.74	55.19	0.00
95.00%	99.99%	> 50%	0.03%	$321,942.79	616	50.08	95.00	7.9900	100.00	0.00	100.00	0.00	0.00	0.00	0.00	0.00	0.00	100.00	0.00
100.00%	109.99%	> 50%	0.05%	$67,903.06	669	50.54	100.00	10.1880	86.59	0.00	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
110.00%	max	> 50%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
III. DTI and FICO

			Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											% With
DTI Low	DTI High	FICO	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Seconds
20.00%	29.99%	< 550	0.52%	$171,477.69	524	25.05	75.95	8.0250	69.63	30.37	87.72	12.28	0.00	75.60	0.00	0.00	18.08	0.00	0.00
30.00%	34.99%	< 600	2.12%	$191,438.40	566	32.59	76.35	7.6210	87.27	8.42	93.72	4.63	0.51	58.33	0.67	0.00	20.90	23.52	11.24
35.00%	39.99%	< 675	8.14%	$172,682.83	613	37.77	79.43	7.1670	74.07	13.29	96.04	2.86	3.71	50.66	1.24	0.00	17.56	37.48	33.96
40.00%	44.99%	< 675	15.96%	$188,677.73	617	42.83	82.04	7.2780	74.61	13.07	95.24	3.61	3.85	41.06	0.73	0.00	18.57	42.86	40.77
45.00%	49.99%	< 700	38.73%	$204,573.96	629	47.95	82.43	7.2610	76.46	11.11	98.22	1.24	3.59	34.23	0.13	0.00	14.89	53.90	49.52
50.00%	54.99%	< 750	4.69%	$240,657.57	608	52.58	77.48	6.8590	82.88	7.90	95.81	3.33	3.63	87.63	1.07	0.00	20.40	47.08	7.45
56%	max	< 750	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
IV. LIMITED AND STATED DOC

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL
500	524	1.27%	$194,331.11	512	42.48	73.21	8.8190	73.55	9.14	100.00	0.00	4.59	0.00	0.39	0.00	12.75	0.00	63.64	0.00	11.07
525	574	3.98%	$217,711.77	555	43.01	76.35	7.9840	84.21	8.72	97.04	2.96	1.99	0.00	1.12	0.00	27.37	20.61	62.79	0.00	8.61
575	599	3.54%	$249,790.41	587	42.73	78.95	7.5740	83.80	8.45	93.66	5.34	1.89	0.00	2.76	0.00	33.61	48.96	70.26	0.00	5.89
600	619	4.62%	$221,025.27	610	43.50	84.79	7.6490	81.86	7.34	97.90	0.79	4.77	0.00	2.34	0.00	23.00	53.78	59.68	0.00	6.67
620	639	9.49%	$162,818.01	630	44.34	83.10	7.6260	77.65	10.24	97.13	2.38	3.20	0.00	0.95	0.00	11.86	56.15	60.18	0.00	7.01
640	659	10.25%	$164,504.91	649	44.41	83.67	7.5460	72.75	12.93	98.05	0.88	3.00	0.00	0.09	0.00	7.34	55.09	63.81	0.00	6.03
660	679	8.04%	$173,665.71	669	43.75	83.37	7.3090	78.43	10.18	95.51	2.19	4.04	0.00	1.55	0.00	8.34	56.51	66.72	0.00	5.49
680	699	6.16%	$167,575.08	689	43.73	83.84	7.2640	70.64	12.49	93.99	5.04	2.87	0.00	0.49	0.00	9.15	56.41	63.23	0.00	5.30
700	724	6.64%	$182,077.24	711	44.23	83.75	7.1030	76.74	7.28	97.46	1.90	4.09	0.00	1.13	0.00	6.21	57.39	73.59	0.00	3.09
725	749	3.78%	$190,894.14	736	44.31	83.70	7.1160	75.88	8.34	95.68	3.25	6.03	0.00	0.00	0.00	5.35	59.19	70.90	0.00	4.67
750	max	2.30%	$153,475.18	766	43.23	83.58	7.1290	66.30	10.95	96.71	1.82	4.37	0.00	0.00	0.00	4.03	54.08	73.27	0.00	4.76

V. High LTV LOANS

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
LTV	LTV	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL	2/28	3/27	5/25
80.00%	89.99%	63.83%	$227,994.25	650	43.43	80.90	6.8220	74.24	11.84	96.29	3.15	3.94	40.69	0.48	0.00	11.81	56.90	59.86	0.00	5.64	92.83	2.08	0.00
90.00%	94.99%	10.27%	$243,236.54	633	41.58	90.22	7.2840	73.66	13.60	84.38	11.02	4.10	52.57	0.73	0.00	68.44	50.14	50.30	0.00	9.02	91.38	2.70	0.00
95.00%	99.99%	3.76%	$180,827.07	638	42.86	95.07	8.1750	77.30	10.25	99.35	0.65	3.96	27.17	1.04	0.00	18.17	41.59	40.35	0.00	6.32	88.23	4.16	0.00
100.00%	109.99%	6.72%	$61,049.96	677	44.85	100.00	10.0190	75.99	10.12	100.00	0.00	2.79	2.11	0.27	0.00	0.73	0.56	67.62	0.00	4.07	1.81	0.00	0.00
110.00%	max	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
VI. IO LOANS

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL	2 yr IO	3 yr IO	5 yr IO
500	524	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
525	574	1.54%	$279,495.81	568	44.85	79.13	7.3250	88.58	9.19	100.00	0.00	0.00	46.87	0.00	0.00	26.07	100.00	75.57	0.00	7.48	98.15	1.85	0.00
575	599	4.03%	$278,276.25	590	43.80	79.85	7.0970	81.38	11.20	96.87	2.26	0.48	56.15	0.72	0.00	28.39	100.00	75.14	0.00	3.92	96.52	3.48	0.00
600	619	5.68%	$285,617.75	611	44.74	81.95	6.9350	78.47	11.74	97.90	1.21	2.59	51.46	1.06	0.00	21.40	100.00	66.76	0.00	2.29	94.82	4.37	0.82
620	639	8.54%	$273,127.80	630	43.96	81.09	6.8990	79.98	7.13	95.83	2.89	3.28	38.22	0.00	0.00	15.11	100.00	72.47	0.00	5.00	95.20	2.82	1.98
640	659	7.98%	$282,601.08	650	44.48	80.03	6.7640	73.98	9.23	95.24	3.90	6.42	30.24	0.00	0.00	6.76	100.00	79.02	0.00	2.84	95.88	3.36	0.76
660	679	6.63%	$285,829.55	670	43.98	80.66	6.6060	75.52	10.33	94.98	3.78	4.60	31.84	0.78	0.00	12.89	100.00	78.60	0.00	4.51	97.79	1.63	0.59
680	699	5.25%	$290,283.44	690	43.63	81.48	6.5310	69.79	8.30	93.80	5.58	5.40	31.48	0.58	0.00	11.39	100.00	77.87	0.00	1.79	91.79	6.45	1.76
700	724	4.90%	$308,771.83	711	43.48	81.39	6.5100	72.79	10.40	95.08	4.92	3.86	25.17	0.39	0.00	8.83	100.00	82.20	0.00	3.65	92.83	2.74	4.43
725	749	3.02%	$319,391.06	737	43.31	81.20	6.5430	74.55	10.04	94.12	4.53	3.00	28.26	0.00	0.00	7.72	100.00	85.96	0.00	2.21	94.85	2.58	2.56
750	max	1.46%	$269,420.54	767	43.96	80.25	6.4680	60.52	15.12	92.63	6.33	1.30	18.62	0.00	0.00	5.38	100.00	84.16	0.00	3.75	95.52	3.30	1.18
VII. SECOND LIEN LOANS (IF ANY)

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	CLTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL
500	524	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
525	574	1.51%	$283,212.63	567	44.88	79.53	7.3320	88.30	9.41	100.00	0.00	0.00	45.59	0.00	0.00	26.70	100.00	74.98	0.00	7.66
575	599	3.94%	$278,320.07	590	43.91	79.55	7.1080	81.96	10.46	96.81	2.31	0.49	56.06	0.74	0.00	27.88	100.00	75.31	0.00	4.00
600	619	5.31%	$284,299.72	610	44.57	82.02	6.9490	79.20	12.57	98.84	0.21	2.77	53.24	1.14	0.00	21.73	100.00	67.04	0.00	2.45
620	639	8.76%	$274,964.52	630	44.02	81.07	6.8870	80.16	7.01	95.28	3.47	2.56	39.17	0.00	0.00	15.76	100.00	72.75	0.00	4.70
640	659	7.99%	$280,848.81	649	44.48	80.15	6.7780	72.41	9.63	95.50	3.64	7.12	29.30	0.00	0.00	6.93	100.00	77.81	0.00	3.02
660	679	6.73%	$288,553.72	670	43.96	80.59	6.5990	77.21	9.59	94.97	3.81	4.15	32.42	0.77	0.00	12.49	100.00	79.29	0.00	4.45
680	699	4.90%	$283,655.59	688	43.81	81.31	6.5560	68.10	9.70	93.99	5.35	4.84	29.09	0.62	0.00	11.94	100.00	76.02	0.00	1.91
700	724	5.29%	$309,742.15	710	43.41	81.55	6.4950	72.64	9.63	94.58	5.42	4.94	27.96	0.36	0.00	8.71	100.00	82.70	0.00	3.38
725	749	3.06%	$324,250.51	736	43.54	81.18	6.5380	76.42	9.88	94.64	4.03	1.91	26.97	0.00	0.00	7.60	100.00	87.03	0.00	1.75
750	max	1.54%	$264,465.93	766	43.43	80.24	6.4770	59.61	14.34	92.15	6.86	3.32	19.38	0.00	0.00	5.10	100.00	83.25	0.00	4.41
VIII. MANUFACTURED HOME LOANS (IF ANY)

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											%	% Single
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Land/Home	wide	% CA	% NY	% FL	2/28	3/27	5/25
500	524
525	574
575	599
600	619
620	639	No manufactured
640	659
660	679
680	699
700	724
725	749
750	max